                                                                      Exhibit 12

                               FIRST AMENDMENT TO
                          LIMITED PARTNERSHIP AGREEMENT

         THIS FIRST AMENDMENT TO THE LIMITED PARTNERSHIP
AGREEMENT (this "Amendment") is made as of the 30th day of December, 1996, by and among RANKIN MANAGEMENT, INC., a Georgia corporation, as General Partner, and the Persons set forth on SCHEDULE A to the Limited Partnership Agreement of CTR Family Associates, L.P. dated as of November 14, 1996 (the "Partnership Agreement").

                                    Recitals
                                    --------

A. The Partners desire to amend Schedule A to the Partnership Agreement to reflect that Clara L. T. Rankin ("Mrs. Rankin") has subscribed for additional Interests, paying for such additional Interests with 46,000 shares of NACCO Class B Common Stock received by Mrs. Rankin in exchanges for NACCO Class A Common Stock completed after the formation of the Partnership but contemplated prior to such formation. These transactions complete Mrs. Rankin's original plan to contribute all of her holdings of NACCO Class B Common Stock to the Partnership for common management purposes.

B. The Partners desire to further amend Schedule A to the Partnership Agreement to reflect that Mrs. Rankin has transferred some Interests as gifts to existing Limited Partners.

C. The Partners desire to amend the Partnership Agreement to permit the Managing Partner, acting without further consent of the Partners, to amend Schedule A and Schedule B to the Partnership Agreement as may be necessary to reflect transfers of Interests and the addition of new Partners.

                                    Agreement
                                    ---------

         NOW THEREFORE, the parties hereto agree as follows:

1. Capitalized terms not otherwise defined herein shall have the meaning set forth in the Partnership Agreement.

2. Schedule A to the Partnership Agreement be and hereby is replaced in its entirety with the attached Schedule A.

3. Section 11.7 of the Partnership Agreement is amended by inserting at the end thereof the following sentence:

                  Notwithstanding the immediately preceding sentence, the Managing Partner may, without the consent of any other party, amend Schedule A and Schedule B as necessary to reflect the addition of any new Partners, any additional capital contributions by existing Partners, or any gifts or other transfers of Interests permitted under the terms of this Agreement.

4. This Amendment shall be governed by and construed in accordance with the laws of the State of Georgia.

5. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the Partners have hereunto set their hands and seals as of the day and year first above written.

                                      GENERAL PARTNER:

                                      RANKIN MANAGEMENT, INC.


                                      By: /s/Alfred M. Rankin, Jr.
                                         ----------------------------------
                                                          President

                                      Attest: /s/Roger F. Rankin
                                             ------------------------------
                                                 Secretary

                                                 (Corporate Seal)



                                             NATIONAL CITY BANK,
                                             as Trustee under the
                                             Agreement dated
                                             September 11, 1973,
                                             as supplemented,
                                             amended and
                                             restated, with Roger
                                             F. Rankin, creating
                                             a trust for the
                                             benefit of such
                                             individual


Witness /s/ Nancy A. Thauvette               By: /s/ Leigh H. Carter, V.P.
       --------------------------               ---------------------------

Witness /s/ Nancy B. Sternad                 and /s/ Eve A. Weishar, A.V.P.
       --------------------------               ---------------------------

Witness /s/ Nancy A. Thauvette
       --------------------------

Witness /s/ Nancy B. Sternad            Address:      1900 East Ninth Street
       --------------------------                     Cleveland, OH 44114

                                     NATIONAL CITY BANK, as
                                     Trustee under the
                                     Agreement dated December
                                     29, 1967, as
                                     supplemented, amended and
                                     restated, with Thomas T.
                                     Rankin, creating a trust
                                     for the benefit of such
                                     individual

Witness /s/ Nancy A. Thauvette       By:  /s/ Leigh H. Carter, V.P.
       --------------------------       ---------------------------------

Witness /s/ Nancy B. Sternad
       --------------------------

Witness /s/ Nancy A. Thauvette       and  /s/ Eve A. Weishar, A.V.P.
       --------------------------       ---------------------------------

Witness /s/ Nancy B. Sternad
       --------------------------

                                     THOMAS T. RANKIN, as Trustee
                                     under the Agreement dated
                                     December 29, 1967, as
                                     supplemented, amended and
                                     restated, with Thomas T.
                                     Rankin, creating a trust for
                                     the benefit of such individual


Witness                              /s/Thomas T. Rankin
       --------------------------    -----------------------------------
Witness                              Address:      1900 East Ninth St.
       --------------------------                  Cleveland, OH 44114

                                         NATIONAL CITY BANK, as
                                         Trustee under the
                                         Agreement dated July 12,
                                         1967, as supplemented,
                                         amended and restated,
                                         with Clara T. Rankin,
                                         creating a trust for the
                                         benefit of such
                                         individual


Witness /s/ Nancy A. Thauvette       By:  /s/ Leigh H. Carter, V.P.
       --------------------------       ---------------------------------

Witness /s/ Nancy B. Sternad
       --------------------------

Witness /s/ Nancy A. Thauvette       and  /s/ Eve A. Weishar, A.V.P.
       --------------------------       ---------------------------------

Witness /s/ Nancy B. Sternad
       --------------------------

                                         ALFRED M. RANKIN, JR., as Trustee
                                         under the Agreement dated
                                         July 12, 1967, as
                                         supplemented, amended and
                                         restated, with Clara T.
                                         Rankin, creating a trust for
                                         the benefit of such individual


Witness /s/ Suzanne S. Taylor            /s/Alfred M. Rankin, Jr.
       ----------------------------      ----------------------------

Witness /s/ Charles A. Bittenbender      Address:      1900 East Ninth St.
       ----------------------------                    Cleveland, OH 44114

                                        NATIONAL CITY BANK, as Trustee under
                                        the Agreement dated July 1, 1969, as
                                        supplemented, amended and restated,
                                        with Victoire G. Rankin creating a
                                        trust for the benefit of such
                                        individual



Witness /s/ Nancy A. Thauvette       By:  /s/ Leigh H. Carter, V.P.
       --------------------------       ---------------------------------

Witness /s/ Nancy B. Sternad
       --------------------------

Witness /s/ Nancy A. Thauvette       and  /s/ Eve A. Weishar, A.V.P.
       --------------------------       ---------------------------------

Witness /s/ Nancy B. Sternad
       ---------------------------      Address:   1900 East Ninth St.
                                                   Cleveland, OH 44114



                                        NATIONAL CITY BANK, as Trustee under
                                        the Agreement dated August 30, 1967, as
                                        supplemented, amended and restated, with
                                        Alfred M. Rankin, Jr. creating a trust
                                        for the benefit of such individual



Witness /s/ Nancy A. Thauvette       By:  /s/ Leigh H. Carter, V.P.
       --------------------------       ---------------------------------

Witness /s/ Nancy B. Sternad
       --------------------------

Witness /s/ Nancy A. Thauvette       and  /s/ Eve A. Weishar, A.V.P.
       --------------------------       ---------------------------------

Witness /s/ Nancy B. Sternad
       -----------------------------   Address:    1900 East Ninth St.
                                                   Cleveland, OH 44114

                                       NATIONAL CITY BANK,
                                       as Trustee under the
                                       Agreement dated June
                                       22, 1971, as
                                       supplemented,
                                       amended and
                                       restated, with
                                       Claiborne R. Rankin,
                                       creating a trust for
                                       the benefit of such
                                       individual



Witness /s/ Nancy A. Thauvette       By:  /s/ Leigh H. Carter, V.P.
       --------------------------       ---------------------------------

Witness /s/ Nancy B. Sternad
       --------------------------

Witness /s/ Nancy A. Thauvette       and  /s/ Eve A. Weishar, A.V.P.
       --------------------------       ---------------------------------

Witness /s/ Nancy B. Sternad
       -----------------------         Address:  1900 East Ninth St.
                                                 Cleveland, OH 44114



                                       NATIONAL CITY BANK, as
                                       Trustee under the
                                       Agreement dated August
                                       12, 1974, as
                                       supplemented, amended and
                                       restated, with Bruce T.
                                       Rankin creating a trust
                                       for the benefit of such
                                       individual



Witness /s/ Nancy A. Thauvette       By:  /s/ Leigh H. Carter, V.P.
       --------------------------       ---------------------------------

Witness /s/ Nancy B. Sternad
       --------------------------

Witness /s/ Nancy A. Thauvette       and  /s/ Eve A. Weishar, A.V.P.
       --------------------------       ---------------------------------

Witness /s/ Nancy B. Sternad
       ------------------------        Address:   1900 East Ninth St.
                                                  Cleveland, OH 44114

                                                           (AS AMENDED 12/31/96)

                                   SCHEDULE A
                        PARTNERS / CAPITAL CONTRIBUTIONS

=================================================================================================================================
                                  NAME                                         PROPERTY CONTRIBUTED           INTEREST
                                  ----                                         --------------------           --------
=================================================================================================================================
GENERAL PARTNER(S)
=================================================================================================================================
---------------------------------------------------------------------------------------------------------------------------------
Rankin Management, Inc.

---------------------------------------------------------------------------------------------------------------------------------
    (a) Rankin Management Lot 1                 2000       0.4234%

---------------------------------------------------------------------------------------------------------------------------------
    (b) Rankin Management Lot 2                 2000       0.4234%

---------------------------------------------------------------------------------------------------------------------------------
    (c) Rankin Management Lot 3                 2000       0.4234%

---------------------------------------------------------------------------------------------------------------------------------
    (d) Rankin Management Lot 4                 2000       0.4234%

---------------------------------------------------------------------------------------------------------------------------------
                                      Total for Ranking Management, Inc.:          8,000 Shares               1.6936%

=================================================================================================================================
LIMITED PARTNERS
=================================================================================================================================
---------------------------------------------------------------------------------------------------------------------------------
Clara L.T. Rankin

---------------------------------------------------------------------------------------------------------------------------------
   (a) C.L.T. Rankin Lot 1                        135,247        28.6315%

---------------------------------------------------------------------------------------------------------------------------------
   (b) C.L.T. Rankin Lot 2                         30,000         6.3509%

---------------------------------------------------------------------------------------------------------------------------------
   (c) C.L.T. Rankin Lot 3                         16,000         3.3872%

---------------------------------------------------------------------------------------------------------------------------------
                                              Total for Clara L.T. Rankin         181,247 Shares              38.3696%

---------------------------------------------------------------------------------------------------------------------------------
Alfred M. Rankin, Jr.

---------------------------------------------------------------------------------------------------------------------------------
    (a) A.M. Rankin Lot 1                             800          .1694%

---------------------------------------------------------------------------------------------------------------------------------
    (b) A.M. Rankin Lot 2                          17,570         3.7195%

---------------------------------------------------------------------------------------------------------------------------------
    (c) A.M. Rankin Lot 3                          59,428        12.5808%

---------------------------------------------------------------------------------------------------------------------------------
    (d) A.M. Rankin Lot 4                          25,000         5.2925%

---------------------------------------------------------------------------------------------------------------------------------
                                          Total for Alfred M. Rankin Jr.:         102,798 Shares              21.7621%
---------------------------------------------------------------------------------------------------------------------------------



=================================================================================================================================
                                  NAME                                         PROPERTY CONTRIBUTED           INTEREST
                                  ----                                         --------------------           --------
=================================================================================================================================


---------------------------------------------------------------------------------------------------------------------------------
Bruce T. Rankin

---------------------------------------------------------------------------------------------------------------------------------
    (a) B.T. Rankin Lot 1                             800         0.1694%

---------------------------------------------------------------------------------------------------------------------------------
    (b) B.T. Rankin Lot 2                          14,400         3.0485%

---------------------------------------------------------------------------------------------------------------------------------
    (c) B.T. Rankin Lot 3                          72,998        15.4535%

---------------------------------------------------------------------------------------------------------------------------------
    (d) B.T. Rankin Lot 4                          25,000         5.2925%

---------------------------------------------------------------------------------------------------------------------------------
                                               Total for Bruce T. Rankin:         113,198 Shares              23.9638%

---------------------------------------------------------------------------------------------------------------------------------
Claiborne R. Rankin

---------------------------------------------------------------------------------------------------------------------------------
    (a) CR Rankin Lot 1                             8,000         1.6936%

---------------------------------------------------------------------------------------------------------------------------------
    (b) CR Rankin Lot 2                            15,000         3.1755%

---------------------------------------------------------------------------------------------------------------------------------
                                           Total for Claiborne R. Rankin:         23,000 Shares               4.8691%

---------------------------------------------------------------------------------------------------------------------------------
Roger F. Rankin

---------------------------------------------------------------------------------------------------------------------------------
    (a) RF Rankin Lot 1                             8,000         1.6936%

---------------------------------------------------------------------------------------------------------------------------------
    (b) RF Rankin Lot 2                            25,000         5.2925%

---------------------------------------------------------------------------------------------------------------------------------
                                               Total for Roger F. Rankin:         33,000 Shares               6.9860%

---------------------------------------------------------------------------------------------------------------------------------
Thomas T. Rankin                                                                   8,000 Shares               1.6936%

---------------------------------------------------------------------------------------------------------------------------------
Victoire G. Rankin                                                                 3,128 Shares               0.6622%

---------------------------------------------------------------------------------------------------------------------------------
TOTALS                                                                            472,371 Shares                100%
=================================================================================================================================


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